UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2009

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 5600, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

On June 10, 2009, Petrohawk Energy Corporation (the “Company”) accelerated the expiration of the Rights Agreement dated as of October 14, 2008 (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to June 10, 2009. The Company entered into an amendment to the Rights Agreement (the “Amendment”), which accelerated the final expiration date of the Rights Agreement from October 14, 2009 to the close of business on June 10, 2009, effectively terminating the Rights Agreement as of 5:00 p.m. Houston, Texas time on June 10, 2009. Accordingly, the Rights expired at the close of business on June 10, 2009, and the Rights Agreement has been terminated and is of no further force and effect. The Amendment is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Pursuant to the terms of the Rights Agreement, each stockholder of record on October 25, 2008 owning Common Stock, $0.001 par value per share, of the Company (the “Common Stock”) received a dividend distribution of one preferred stock purchase right (a “Right”) for each outstanding share of Common Stock. Each Right entitled the registered holder to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock (the “Preferred Stock”) at a price of $60.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment under certain circumstances and terms specified in the Rights Agreement.

The Company has no present intention of adopting a new plan similar to the Rights Agreement. In the event a new plan was adopted, the Company’s present policy would require it to contain a provision that would require a stockholder vote within 12 months of its adoption.

The information set forth in the Company’s press release dated June 11, 2009, included herewith as Exhibit 99.1, is incorporated by reference to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

Exhibit No.	Item
4.1	Amendment No. 1 to Rights Agreement, dated as of June 10, 2009, between Petrohawk Energy Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press release issued by Petrohawk Energy Corporation dated June 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION

Date: June 11, 2009	By:	/s/ C. Byron Charboneau
	Name:	C. Byron Charboneau
	Title:	Vice President, Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Item
4.1	Amendment No. 1 to Rights Agreement, dated as of June 10, 2009, between Petrohawk Energy Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press release issued by Petrohawk Energy Corporation dated June 11, 2009.